                                EXHIBIT (10)(ii)


                         FORM OF SUBSCRIPTION AGREEMENT

           Access Capital Strategies Community Investment Fund, Inc.

                         FORM OF SUBSCRIPTION AGREEMENT


         The undersigned (the "Subscriber"), hereby subscribes to purchase shares of Common Stock, $0.001 par value ("Shares"), issued by Access Capital Strategies Investment Fund, Inc., a Maryland corporation (the "Fund"), in the amount set forth on the signature page below (the "Commitment"), on the terms and conditions set forth herein. Capitalized terms used and not defined in this Agreement have the meanings assigned to them in the Private Offering Memorandum ("Memorandum") referred to below.

         1. SALE AND PURCHASE OF SHARES. Subject to the terms and conditions set forth in this Agreement, and in reliance upon the representations and warranties of the respective parties set forth in this Agreement, the Fund hereby agrees to sell to the Subscriber, and the Subscriber irrevocably subscribes for and agrees to purchase from the Fund, Shares in the amount of its Commitment.

         2. ACCEPTANCE OF SUBSCRIPTION. This subscription, if submitted to the Fund on or before December 31, 2002 (the "Offering Termination Date"), is subject to acceptance by the Fund with respect to the Commitment subscribed for herein, or such smaller Commitment as the Fund may, in its sole discretion, determine, at a closing to be held on such date on or before December 31, 2002 as is designated by the Fund ("Closing"). The Fund may hold one or more Closings involving different investors on or before December 31, 2002. At the Closing, the Fund shall execute and deliver to the Subscriber a duplicate original of this Agreement indicating the amount of the Commitment as to which the Subscription has been accepted, which shall thereafter be deemed the Subscriber's Commitment for all purposes hereunder. This subscription shall expire if and to the extent not accepted by the Fund on or before December 31, 2002.

         3. CLOSING CALLS. Subscriber agrees to purchase Shares with a purchase price equal to the amount of the Subscriber's Commitment, in one or more installments and in the amounts and on the dates specified by the Fund in one or more written notices ("Closing Call") conforming to the requirements of this Agreement. Except as otherwise stated below, the purchase price of the Shares purchased pursuant to each Closing Call will be the Fund's net asset value per Share ("Net Asset Value") on the date of each purchase, as determined in conformity with the requirements of the Investment Company Act of 1940, as amended ("1940 Act").

         Closing Calls shall be deemed made when mailed to the Subscriber not later than 15 days before the date for the purchase of Shares specified in the Closing Call, by first class mail to the Subscriber's address specified on the signature page of this Agreement or such other address as the Subscriber shall notify the Fund in writing. No Closing Call shall be made after December 31, 2002, and any uncalled portion of the Subscriber's Commitment as of that date will lapse as to the uncalled portion of the Commitment.

         4. MANNER OF PAYMENT. Payments made to purchase Shares specified in a Closing Call shall be made on or before the payment date specified in the Closing Call therefore (the "Payment Date"). Payments shall be made by wire transfer in accordance with the following instructions:

                         Federal Reserve Bank of Boston
                         Boston Safe Deposit & Trust
                         ABA#: 011001234
                         DDA#: 108111
                         For:  Acct. ETIF1001-00-2

         5. PAYMENT DEFAULT. If a payment for the purchase of shares is received by the Fund from the Subscriber later than 14 days after the Payment Date, interest will be charged on the overdue amount, calculated at a daily rate equal on an annualized basis to four percentage points over the highest rate of interest reported from time to time as "prime rate" by The Wall Street Journal (provided that, if such rate is in excess of the maximum rate of interest permitted by law, interest will be charged at such maximum rate). If a default in a payment under this Subscription Agreement (including interest charges) remains uncured for 30 days following a payment date, the Fund may, at its option, pursue any or all of the following remedies: (i) cancel the balance of the Subscriber's subscription (including the installment as to which the Subscriber had defaulted), (ii) assign the remaining balance of the Subscriber's subscription (including the installment as to which the Subscriber has defaulted) to another investor selected by the Fund and/or (iii) repurchase the Shares then owned by the Subscriber at a purchase price per Share equal to the lesser of 90% of the Shares' then-current Net Asset Value or the prices at which the Subscriber purchased the Shares. The election by the Fund to pursue one or more of these remedies will not preclude the Fund from pursuing any rights it may have to seek judicial enforcement of the Subscriber's subscription obligation.

         6. RESTRICTION ON ASSIGNMENT OF SUBSCRIPTION AGREEMENT. Except as provided in Section 5 hereof with respect to rights of the Fund, neither this Agreement nor any rights or interests herein may be assigned by the Subscriber or by the Fund nor may the obligations of the Subscriber be assumed or performed by another, other than a successor to the entire business and affairs of the Subscriber, without the express prior written consent of the Fund. The Fund may withhold consent to the assignment of this Agreement in its sole discretion.

         7. RESTRICTION ON TRANSFER OR ASSIGNMENT OF SHARES. Neither the Shares to be issued hereunder nor any right or interest therein may be sold, assigned, pledged, or otherwise transferred by the Subscriber without the consent of the Fund. The Fund may withhold consent to a proposed transfer if the Fund reasonably determines that any of the following requirements are not met:

         (i) The transfer is made to an institution who the Fund determines would have been eligible to participate in the initial offering of the Shares, in a transaction that, in the opinion of counsel for the Subscriber and counsel for the Fund, complies with the requirements of the Securities Act of 1933 (the "1933 Act") and any applicable state securities laws;

         (ii) The transfer is made in a transaction that the Fund determines, after consideration of an opinion of counsel for the proposed transferee and such additional counsel as the Fund may wish to consult on the matter, will not make it more difficult for the Fund to comply with the requirements applicable to the Fund and its operations of the 1933 Act, applicable state securities laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") or the Employee Retirement Income Security Act of 1974 ("ERISA"); and

         (iii) The transfer is made to a transferee who agrees to be bound by all the provisions of this Agreement that pertain to an owner of Shares.

         To facilitate compliance with Section 6 and this Section 7 and with the pertinent provisions of the Articles of Incorporation of the Fund, the Subscriber will not effect a transaction restricted by either such Section without advance notice to the Fund and prior written approval by the Fund.

         8. REPRESENTATIONS AND WARRANTIES OF THE FUND. The Fund represents and warrants that:

         (i) The Fund is duly organized, validly existing, and in good standing under the laws of the State of Maryland and has the power and authority to carry on its business as now conducted and as proposed to be conducted in the Fund's Private Offering Memorandum ("Memorandum") and to issue the Shares subscribed for hereby. This Agreement and any other documents executed and delivered by the Fund in connection herewith have been duly authorized, executed, and delivered by the Fund, and are the legal, valid, and binding obligations of the Fund enforceable in accordance with their respective terms.

         (ii) The execution and delivery of this Agreement and any other documents executed and delivered by the Fund in connection herewith do not, and the performance and consummation of the transactions set forth or contemplated herein will not, contravene or result in a default under any provision of existing law or regulations to which the Fund is subject, the provisions of the trust instrument, charter, by-laws, or other governing documents of the Fund or any indenture, mortgage, or other instrument or agreement to which the Fund is a party or by which it is bound and does not require on the part of the Fund any approval, authorization, license, or filing from or with any federal, state, municipal, or foreign board or agency (except such approvals, authorizations, licenses, or filings as have been obtained or made).

         (iii) The Fund has filed an election with the Securities and Exchange Commission, pursuant to Section 54(a) of the 1940 Act, to be subject to the provisions of Sections 55 through 65 of the 1940 Act.

         9. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. The Subscriber represents and warrants that:

         (i) The Subscriber is duly organized, validly existing, and in good standing under the laws of the jurisdiction wherein it is organized and has the power and authority to carry on the activities in which it is engaged and to purchase the Shares subscribed for hereby. This Agreement and any other documents executed and delivered by the Subscriber in connection herewith have been duly authorized, executed, and delivered by the Subscriber, and are the legal, valid, and binding obligations of the Subscriber enforceable in accordance with their respective terms.

         (ii) The execution and delivery of this Agreement and any other documents executed and delivered by the Subscriber in connection herewith do not, and the performance and consummation of the transactions set forth or contemplated herein will not, contravene or result in a default under any provision of existing law or regulations to which the Subscriber is subject, the provisions of the trust instrument, charter, by-laws, or other governing documents of the Subscriber, or any indenture, mortgage, or other instrument or agreement to which the Subscriber is a party or by which it is bound and does not require on the part of the Subscriber any approval, authorization, license, or filing from or with any federal, state, municipal, or foreign board or agency (except such approvals, authorizations, licenses, or filings as have been obtained or made).

         (iii) The Subscriber, if an employee benefit plan as defined in ERISA (an "ERISA Plan"), has caused this Agreement to be executed by one or more of its fiduciaries thereunto duly authorized and, such fiduciaries, by executing and delivering this Agreement on behalf of such ERISA Plan, represent and warrant that (A) they and their co-fiduciaries, if any, have been informed of the Fund's investment objectives, policies, and strategies; (B) the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to such ERISA Plan; and (C) such decision was made by such fiduciaries without reliance on any investment advice or recommendation provided by the Fund or its Manager, and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

         (iv) The Shares being subscribed for by the Subscriber will be purchased for the account of the Subscriber for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein. The Subscriber acknowledges that the Shares have not been registered under the 1933 Act or any state securities laws, and cannot be disposed of unless they are subsequently registered under the 1933 Act and any applicable state securities laws, or an exemption from registration is available. The Subscriber further understands that the Fund is not obligated to file a registration statement or a notification of registration under the 1933 Act or any state securities law and has no intention to do so, nor does the Fund have any other obligation to take or refrain from taking any action that would make available any exemption for the sale of Shares without registration.

         (v) The Subscriber acknowledges that the Fund will accept this subscription, and issue the Shares in a transaction intended to be exempt from registration under the 1933 Act under Regulation D thereunder, in reliance upon the information provided by the Subscriber in its Prospective Subscriber Questionnaire ("Questionnaire"), including information supporting the Fund's treatment of Subscriber as an "accredited investor" under Regulation
         D. The Subscriber represents and warrants that all information that the Subscriber has provided to the Fund concerning the qualifications of the Subscriber, including information furnished in the Prospective Subscriber Questionnaire, is correct and complete as of the date of this subscription.

         (vi) The Subscriber has received and carefully reviewed the Memorandum and understands that any information provided other than in the Memorandum has been furnished on the understanding that the Subscriber will refer to the Memorandum for an authoritative statement on all matters covered therein with respect to the Fund and other information concerning the Offering. The Subscriber has had a reasonable time and opportunity to ask questions and receive answers concerning the terms and conditions of the offering and the proposed operations of the Fund, and has received responses to such questions that it has chosen to ask.

         (vii) The Subscriber recognizes that an investment in the Fund involves certain risks and it has taken full cognizance of and understands the risk factors relating to a purchase of Shares, including those set forth under the headings "Risk Factors" in the Memorandum. The Subscriber is capable of bearing a high degree of risk, including the possibility of a loss of its investment and the lack of a public market such that it will not be possible to readily liquidate the investment. The Subscriber has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares and protecting its own interest in connection with the investment in the Shares.

         (viii) The Subscriber acknowledges that it has not relied upon the Fund, its Manager, or any of their employees, directors, officers, or agents for any investment, tax, legal, or ERISA advice in connection with its purchase of Shares and that the Subscriber has consulted, to the extent necessary, its own advisers with respect to the investment, tax, legal, or ERISA considerations of a purchase of Shares.

         (ix) The Subscriber acknowledges that there have been no guarantees or warranties made to it by the Fund, its Manager, or any of their employees, directors, officers, or agents, expressly or by implication, other than as contained in the Memorandum, with respect to (i) the approximate length of time that it will be required to remain an owner of its shares; or (ii) the percentage of profit and/or the amount or type of consideration, profit, or loss to be realized as a result of its investment.

         10. COVENANTS OF THE SUBSCRIBER. The Subscriber agrees with the Fund that:

         (i) For so long as the Subscriber owns Shares, the Subscriber shall, upon request, disclose to the Fund such information with respect to direct or indirect holdings for such Shares as the Fund deems necessary to comply with provisions of the Code applicable to the Fund, to comply with requirements of any other appropriate taxing authority, to comply with the provisions of the Securities Exchange Act of 1934 or to comply with the provisions of the 1940 Act, as any of said laws may be amended from time to time.

         (ii) The Subscriber, if an ERISA Plan, will furnish to the Fund promptly upon its request the information called for by applicable "prohibited transaction" regulations of the Department of Labor and any other information with respect to Subscriber's parties in interest as the Fund may reasonably require.

         (iii) The Subscriber will indemnify and hold the Fund harmless from and against any and all loss, damage, or liability due to or arising out of a breach of any representation or warranty of the Subscriber in this Agreement or any other document furnished by it to the Fund.

         13. NOTICES. The address of the Subscriber for all purposes shall be the address set forth on the signature page to this Agreement, or such other address of which the Fund has received notice in accordance with the provisions hereof. The address of the Fund for all purposes shall be 124 Mt. Auburn Street, Suite 200N, Cambridge, Massachusetts 02138, attention David F. Sand, or such other address of which the Subscriber has received notice in accordance with the provisions hereof. Any notice or communication to be given under this Agreement shall be made in writing and, unless otherwise herein provided, shall be deemed to have been given when sent by first class mail to such party at such address.

         14. APPLICABLE LAW. This agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Maryland.

         15. COUNTERPARTS; OTHER AGREEMENTS. This Agreement may be executed in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

         16. MISCELLANEOUS. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and assigns. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter contained in this Agreement and supersedes all prior understandings of the parties. The invalidity or unenforceability of any one provision of this Agreement shall in no way affect the validity of any other provision, and all other provisions shall remain in full force and effect. No waiver by any party of any breach of any term hereof shall be construed as a waiver of any subsequent breach of that term or any other term of the same or of a different nature.

         20. TAX CERTIFICATION. The Subscriber certifies that (1) the taxpayer identification provided above the Subscriber signature is correct and
(2) the Subscriber is not subject to backup withholding because (i) the Subscriber has not been notified that the Subscriber is subject to backup withholding as a result of failure to report interest and dividends or (ii) the Internal Revenue Service has not notified the Subscriber that the Subscriber is subject to backup withholding. [Strike out clause (2) if incorrect.]

         IN WITNESS WHEREOF, this Agreement has been executed by the Subscriber as of the date of the Subscriber's signature set forth on the attached signature page and, if accepted by the Fund, becomes an Agreement binding on the Fund as of the date of the signature signifying acceptance set forth on the attached signature page.

           ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.


         The information requested in this Questionnaire is needed to determine whether the undersigned's subscription to purchase shares of Common Stock, $.001 par value ("Shares"), of Access Capital Strategies Community Investment Fund, Inc. (the "Fund") may be accepted.


I.       GENERAL INFORMATION

(a)  Subscriber:

================================================================================
 Exact Name of Subscriber:
--------------------------------------------------------------------------------
 Taxpayer Identification Number:
--------------------------------------------------------------------------------
 Address:


--------------------------------------------------------------------------------
 Mailing Address (if different):
--------------------------------------------------------------------------------
 Telephone:
--------------------------------------------------------------------------------
 State in Which Incorporated:
--------------------------------------------------------------------------------
 Date of Incorporation:
--------------------------------------------------------------------------------
 Number of Shareholders:
--------------------------------------------------------------------------------
 Name of Officer Signing for
 Subscriber:
--------------------------------------------------------------------------------
 Address of Signing Officer, if
 Different Than Subscriber Address:
================================================================================

II.      CORPORATION QUALIFICATION


a)       [ ]     The Subscriber is either:

                 -- a corporation or endowment that has total assets in excess of $5,000,000 and was not formed for the purpose of investing in the Shares; or

                 --a bank, as defined in Section 3(a)(2) of the Securities Act of 1933 (the "1933 Act") or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

                 --a qualified insurance company; or

                 --an organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000.

b)       [ ]     Each Shareholder of the Subscriber is a natural person who:

                 --Has an individual net worth* or joint net worth with the grantor's spouse of at least $1,000,000; or

                 --Has had an individual income* in excess of $200,000 in each of the past two years and reasonably expects an individual income in excess of $200,000 in the current year; or

                 --Has had, together with the Partner's spouse, a joint income in excess of $300,000 in each of the past two years and reasonably expects a joint income in excess of $300,000 in the current year.

     ------------

     * "Net worth" means the excess of total assets over total liability. "Income" means adjusted gross income plus (a) any tax-exempt income received, (b) losses reported as a limited partner in a limited partnership,
(c) deductions claimed for depletion, (d) contributions to an individual retirement account or Keogh retirement plan, (e) alimony payments, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

c)       [ ]     Each Shareholder of the Subscriber is:

                 --a bank, as defined in Section 3(a)(2) of the Securities Act of 1933 (the "1933 Act") or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

                 --a qualified insurance company; or

                 -- an employee benefit trust within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), if (1) the investment decision is made by a plan fiduciary, as defined in Section 3 (21) of ERISA and such plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, (2) such employee benefit plan has total assets in excess of $5,000,000, or (3) such plan is a self-directed plan with investment decisions made solely by persons who are accredited investors (as described in (b) above); or

                 -- a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or

                 --a corporation, Massachusetts or similar business trust, partnership or organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of investing in the Shares, with total assets in excess of $5,000,000.

d)       [ ]     Each Shareholder of the Subscriber is a person or entity
                 described in either (b) or (c) above. [If this box is checked, please answer the following:]


                 Number of shareholders described in (b) above: ____

                 Number of shareholders described in (c) above: ____

III.     CERTIFICATION AND SIGNATURE

By signing this Questionnaire, the Subscriber hereby confirms that (a) the answers of the Subscribers to the foregoing questions are true and complete to the best of the information and belief of the Subscriber, (b) if any representation is made as to the financial condition of shareholders of the Subscriber, the Subscriber has made such reasonable investigation as is required to ascertain that such representations are correct, and will provide the Fund additional information about the financial condition of such shareholders upon request, and (c) the Fund will be notified promptly of any changes in the foregoing answers.


CORPORATION/ENDOWMENT SIGNATURE:



       -------------------------------------------------
       NAME OF SIGNATORY:
       TITLE OF SIGNATORY:


DATE:
       ---------------------------

                              ADDENDUM NO. ___ TO
                             SUBSCRIPTION AGREEMENT

SELECTION OF DESIGNATED TARGET REGION


         I, ____________________________, the undersigned Subscriber, hereby select the following as the Designated Target Region for my investment:

                                        CHECK ONE:

         [ ]     The State of ________________________.

         [ ]     The multi-state region including ______________________.

         [ ]     The metropolitan area of ____________________________.

         [ ]     The entire United States.


         I understand that this choice is irrevocable, provided, however, that in the event that, in the opinion of Management, suitable investments can not be found in the Designated Target Region within a period of _______________, I may either select a new Designated Target Region or select an alternate existing Designated Target Region for the reallocation of my investment. I understand that Management will endeavor to invest in private placement debt securities within my Designated Target Region, but there is no guarantee that Management will be able to do so.

Signed:                             Approved:
        ----------------------                 ---------------------------
           Subscriber                          Access Capital Strategies
                                                Investment Fund, Inc.